UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 24, 2005

WESTERN SIZZLIN CORPORATION

(Exact Name of Registrant As Specified In Its Charter)

Delaware

State or Other Jurisdiction of Incorporation

0-25366	86-0723400
(Commission	(IRS Employer
File No.)	Identification Number)

1338 Plantation Road Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

(540) 345-3195

(Registrant’s Telephone Number Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4 (c))

Item 5.03                                                 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 24, 2005, the Board of Directors of Western Sizzlin Corporation adopted an amendment to Section 2.05 of the Company’s Restated Bylaws. As amended, Section 2.05 allows the Company to close its stock transfer books and set a record date no more than 60 days in advance of a meeting of stockholders or other action. This amendment makes Section 2.05 consistent with Section 213 of the Delaware General Corporation Law. Section 2.05 previously provided for a 50-day period. A copy of the amendment is filed as Exhibit 3.2.1 to this report.

Item 9.01.                                          Financial Statements and Exhibits

(c)                                  Exhibits.

See Exhibit Index on page 3.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN SIZZLIN CORPORATION

Date: August 30, 2005	By:	/s/ Robyn B. Mabe
Robyn B. Mabe
Vice President and Chief Financial Officer

Exhibit Index

Description

Exhibit No. 3.2.1	Amendment No. 1 to Restated Bylaws.